UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  August 18, 2005

Creative Computer Applications, Inc.

(Exact Name of Registrant as Specified in Its Charter)

California	0-12551	95-3353465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26115-A Mureau Road
Calabasas, CA 91302

(Address of Principal Executive Offices) (Zip Code)

(818) 880-6700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                   Entry into a Material Definitive Agreement.

Common Stock and Warrant Purchase Agreement

Overview. On August 18, 2005, Creative Computer Applications, Inc. (“CCA”) and Ann Krueger and Kyle Krueger ,joint tenants by the entirety, Gregory H. Ekizian Revocable Trust, and Tebo Partners II, LLC, a Kansas limited liability company (“CCA”) (collectively, the “Investors”) entered into a Common Stock and Warrant Purchase Agreement (the “Purchase Agreement”).  Under the Purchase Agreement, subject to the approval of CCA’s shareholders and other closing conditions, CCA will sell and the Investors will purchase up to an aggregate of 1,500,000 shares (the “Shares”) of common stock and warrants (the “Warrants”) to purchase up to 300,000 shares of common stock to the Investors in a private placement (the “Private Placement”). The per share purchase price of the Shares is $2.00, for an aggregate purchase price of $3,000,000 (the “Purchase Price”), and the exercise price under the Warrants is $3.00 per share.

Representations, Warranties and Covenants. CCA and the Investors have made customary representations, warranties and covenants in the Agreement, including, among others, covenants on behalf of CCA to (i) reserve shares of common stock for issuance upon exercise of the warrants, (ii) use commercially reasonable efforts to apply for listing of the shares sold in the Private Placement on the American Stock Exchange, (iii) grant a right of first offer to the Investors with respect to certain subsequent sales of CCA securities, and (iv) grant the Investors the right to appoint one nominee to CCA’s board of directors.

Closing Conditions.  Consummation of the Private Placement is subject to certain closing conditions, including, among others, (i) execution and delivery of the Registration Rights Agreement, (ii) receipt of approval by CCA’s shareholders for the issuance and reservation for issuance of the Shares and the Warrants, including the shares issuable upon exercise of the Warrants, (iii) absence of governmental restraints, (iv) accuracy of representations, (v) delivery of the Purchase Price and deliver of the certificates representing the Shares and the Warrants to an escrow account in accordance with the terms of the Escrow Agreement (as discussed more fully below), and (vi) the closing of the merger of CCA and StorCOMM which includes as a condition the approval of the CCA shareholders.

A copy of the Purchase Agreement is filed with this report as Exhibit 10.1, and is incorporated herein by this reference.

Escrow Agreement

On August 18, 2005, concurrently with the Purchase Agreement, CCA, the Investors and U.S. Bank National Association, as the escrow agent, entered into an Escrow Agreement (the “Escrow Agreement”).  Under the Escrow Agreement, CCA has placed the certificates representing the Shares and the Warrants (the “Escrow Securities”), and StorCOMM has place the Purchase Price, in an escrow account.  Upon the closing of the Private Placement, the certificates representing the Shares and the Warrants will become the property of the Investors and will be distributed to the Investors and the Purchase Price will become the property of CCA and will be distributed to CCA, all in accordance with the Escrow Agreement.

A copy of the Escrow Agreement is filed with this report as Exhibit 10.2, and is incorporated herein by this reference.

Registration Rights Agreement

On August 18, 2005, concurrently with the Purchase Agreement, CCA and the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”).  Under the Registration Rights Agreement, CCA has agreed to file with the SEC, within 60 days following the closing of the Private Placement, a registration statement for the purpose of registering under the Securities Act all of the Shares and the shares issuable upon exercise of the Warrants, and to use all reasonable efforts to cause the registration statement to be declared effective within 120 days after filing (the “Effective Date Deadline”) and to remain continuously effective for a period of time.

If the registration statement is not declared effective on or prior to the Effective Date Deadline, for any reason other than through the fault of the Investors, CCA has agreed to pay each Investor an amount equal to 1% of the product of (i) $2.00 and (ii) the number of shares required to be registered and then held by the Investor.  These payments must be made on the 30th day following the Effective Date Deadline and on the expiration of each 30 day period thereafter until the registration statement is declared effective.

CCA will bear all expenses of registered offerings made pursuant to the Registration Rights Agreement, except for underwriters’ commissions and discounts and the fees of counsel for the Investors selling in the offering.

A copy of the Registration Rights Agreement is filed with this report as Exhibit 10.3, and is incorporated herein by this reference.

ITEM 7.01          Regulation FD Disclosure

On August 22, 2005, Creative Computer Applications, Inc. issued a press release announcing that it had entered into an agreement for the private placement of its common stock with a group of accredited investors.

The information furnished under this Item 7.01 (“Regulation FD Disclosure”) is intended to be furnished and is supplemental to the information filed under Item 1.01 Entry into a Material Definitive Agreement in this Current Report on Form 8-K and the Exhibit attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements, which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements.  Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01                                   Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit

10.1

Common Stock and Warrant Purchase Agreement, dated August 18, 2005, by and among Creative Computer Applications, Inc., Ann Krueger and Kyle Krueger, joint tenants by the entirety, Gregory H. Ekizian Revocable Trust, and Tebo Partners II, LLC, a Kansas limited liability company.

10.3

Registration Rights Agreement, dated August 18, 2005, by and among Creative Computer Applications, Inc., Ann Krueger and Kyle Krueger, joint tenants by the entirety, Gregory H. Ekizian Revocable Trust, and Tebo Partners II, LLC, a Kansas limited liability company.

99.1	Creative Computer Applications, Inc. Press Release issued August 22, 2005

[* Certain exhibits and schedules have been omitted and CCA agrees to furnish to the Commission supplementally a copy of any omitted exhibits or schedules upon request.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 22, 2005	Creative Computer Applications, Inc.

/s/ Steven M. Besbeck
Steven M. Besbeck
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1

Common Stock and Warrant Purchase Agreement, dated August 18, 2005, by and among Creative Computer Applications, Inc., Ann Krueger and Kyle Krueger, joint tenants by the entirety, Gregory H. Ekizian Revocable Trust, and Tebo Partners II, LLC, a Kansas limited liability company.

10.3

Registration Rights Agreement, dated August 18, 2005, by and among Creative Computer Applications, Inc., Ann Krueger and Kyle Krueger, joint tenants by the entirety, Gregory H. Ekizian Revocable Trust, and Tebo Partners II, LLC, a Kansas limited liability company.

99.1	Creative Computer Applications, Inc. Press Release issued August 22, 2005

[* Certain exhibits and schedules have been omitted and CCA agrees to furnish to the Commission supplementally a copy of any omitted exhibits or schedules upon request.]